UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-23097

Cohen & Steers Low Duration Preferred and Income Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    April 30

Date of reporting period:    April 30, 2021

Item 1. Reports to Stockholders.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended April 30, 2021. The total returns for the Cohen & Steers Low Duration Preferred and Income Fund, Inc. (the Fund) and its comparative benchmarks were:

	Six Months Ended April 30, 2021	Year Ended April 30, 2021
Cohen & Steers Low Duration Preferred and Income Fund:
Class A	3.68%	9.80%
Class C	3.33%	9.04%
Class F	3.76%	— [a]
Class I	3.76%	10.09%
Class R	3.56%	9.64%
Class Z	3.86%	10.09%
ICE BofA 1-3 Year US Corporate Index[b]	0.78%	3.71%
Blended Benchmark—65% ICE BofA 8% Constrained Developed Markets Low Duration Capital Securities Custom Index and 35% ICE BofA 1-5 Year US Corporate Index[b]	4.74%	11.66%
S&P 500 Index[b]	28.85%	45.98%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 2.00% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

[a]	Inception date of Class F shares was June 3, 2020. Total return for Class F shares was 8.09% for the period June 3, 2020 through April 30, 2021.
[b]

The ICE BofA 1-3 Year US Corporate Index tracks the performance of U.S. dollar-denominated investment-grade corporate debt publicly issued in the U.S. domestic market, with a remaining term to final maturity of less than three years. The ICE BofA 8% Constrained Developed Markets Low Duration Capital Securities Custom Index tracks the performance of select U.S. dollar-denominated fixed and floating-rate preferred, corporate and contingent capital securities, with issuer exposure capped at 8%, and with a remaining term to final maturity of one year or more, but less than five years. The ICE BofA 1-5 Year US Corporate Index tracks the performance of U.S. dollar denominated investment-grade corporate debt publicly issued in the U.S. domestic market with a remaining term to final maturity of less than five years. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

The Fund seeks to declare and pay dividends monthly at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Market Review

Low-duration preferred securities and corporate bonds advanced in the 12 months ended April 30, 2021, which was a favorable period for credit-sensitive assets amid increasing signs of economic recovery. Credit instruments such as corporate bonds, preferreds and high-yield debt benefited from unprecedented monetary and fiscal actions taken globally in the wake of the COVID-19 pandemic. The widespread implementation of vaccinations further improved the outlook for economic activity and supported credit.

Bond yields rose in this environment from near historical lows, with the yield on the 10-year U.S. Treasury increasing from 0.6% to 1.7% by period end. While this trend weighed on the prices of longer-duration high-quality bonds, preferred securities had a positive return as the improving credit outlook more than countered interest-rate concerns in terms of investor sentiment. As well, low-duration preferreds were far less negatively affected by the upward movement in longer-term rates.

Fund Performance

The Fund had a positive total return in the period and outperformed the ICE BofA 1-3 Year U.S. Corporate Index. This benchmark focuses on investment-grade corporate bonds with maturities of one to three years. The Fund’s primary objective is to provide high current income; its secondary objective is to provide capital preservation, which we believe is consistent with this benchmark over time. However, to meet its objectives, the Fund invests in low duration preferred securities as well as shorter-term corporate bonds.

Banks, the main issuers of preferred securities, saw solid improvements in earnings, credit quality and capital markets activity during the period. And after substantially building their loan-loss reserves in the second half of 2020, banks released large amounts of those excess reserves in early 2021 due to optimism about economic reopenings and given factors such as strong consumer balance sheets. In this environment, the banking sector performed well in absolute terms. The Fund’s bank preferred holdings had a significant gain and contributed to its performance.

Fundamentals remained largely intact for companies in the utilities and telecommunication services sectors, which we invest in debt as well as preferred formats in the Fund. We believe interest coverage ratios and other metrics remain largely acceptable despite the uncertain economic backdrop. Telecom and data demand has been unusually high due to work-from-home initiatives. The Fund’s utilities and telecom holdings also outpaced the ICE BofA 1-3 Year U.S. Corporate Index. The Fund’s allocation to pipeline and brokerage securities also had a positive return that exceeded the index’s return.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

The Fund additionally held a number of credit instruments issued by real estate companies. The returns of subsectors within real estate varied during the pandemic, with lodging and retail companies suffering large demand declines and data center and warehouse companies benefiting. Overall, the Fund’s real estate sector holdings contributed to its positive total returns.

Impact of Derivatives on Fund Performance

The Fund used derivatives in the form of forward foreign currency exchange contracts for managing currency risk on certain Fund positions denominated in foreign currencies. The currency exchange contracts detracted from the Fund’s total return for the 12 months ended April 30, 2021.

Sincerely,

WILLIAM F. SCAPELL Portfolio Manager	ELAINE ZAHARIS-NIKAS Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment	Class C—Growth of a $10,000 Investment

Class F—Growth of a $10,000 Investment	Class I—Growth of a $100,000 Investment

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Performance Review (Unaudited)—(Continued)

Class R—Growth of a $10,000 Investment	Class Z—Growth of a $10,000 Investment

Average Annual Total Returns—For Periods Ended April 30, 2021

	Class A Shares	Class C Shares	Class F Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	7.60%[a]	8.04%[d]	—	—	—	—
1 Year (without sales charge)	9.80%	9.04%	—	10.09%	9.64%	10.09%
5 Years (with sales charge)	4.30%[a]	4.01%	—	—	—	—
5 Years (without sales charge)	4.72%	4.01%	—	5.04%	4.52%	5.04%
Since Inception[e] (with sales charge)	3.97%[a]	3.65%	—	—	—	—
Since Inception[e] (without sales charge)	4.36%	3.65%	8.09%	4.68%	4.15%	4.68%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Performance Review (Unaudited)—(Continued)

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the September 1, 2020 prospectus, supplemented on April 30, 2021, were as follows: Class A—1.11% and 0.95%; Class C—1.76% and 1.60%; Class F—0.76% and 0.60%; Class I—0.82% and 0.60%; Class R—1.26% and 1.10%; and Class Z—0.76% and 0.60%. The investment advisor has contractually agreed to waive its fee and/or reimburse expenses through June 30, 2022, so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 0.95% for Class A shares, 1.60% for Class C shares, 0.60% for Class F shares, 0.60% for Class I shares, 1.10% for Class R shares and 0.60% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Board of Directors of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the investment advisor.

[a]	Reflects a 2.00% front-end sales charge.
[b]

The comparative indexes are not adjusted to reflect expenses or other fees that the U.S. Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund’s performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

[c]	The Blended Benchmark consists of 65% ICE BofA 8% Constrained Developed Markets Low Duration Capital Securities Custom Index and 35% ICE BofA 1-5 Year US Corporate Index.
[d]	Reflects a contingent deferred sales charge of 1.00%.
[e]	Inception dates: November 30, 2015 for Class A, C, I, R and Z shares and June 3, 2020 for Class F shares.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2020—April 30, 2021.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During Period[a] November 1, 2020— April 30, 2021
Class A
Actual (3.68% return)	$1,000.00	$1,036.80	$4.55
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.33	$4.51

Class C
Actual (3.33% return)	$1,000.00	$1,033.30	$8.07
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.86	$8.00

Class F
Actual (3.76% return)	$1,000.00	$1,037.60	$3.03
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.82	$3.01

Class I
Actual (3.76% return)	$1,000.00	$1,037.60	$3.03
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.82	$3.01

Class R
Actual (3.56% return)	$1,000.00	$1,035.60	$5.55
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.34	$5.51

Class Z
Actual (3.86% return)	$1,000.00	$1,038.60	$3.03
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.82	$3.01

[a]

Expenses are equal to the Fund’s Class A, Class C, Class F, Class I, Class R and Class Z annualized net expense ratios of 0.90%, 1.60%, 0.60%, 0.60%, 1.10% and 0.60%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

April 30, 2021

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Net Assets

Wells Fargo & Co., 3.90%	$55,343,606	2.3
Charles Schwab Corp./The, 5.375%, Series G	52,025,764	2.2
Charles Schwab Corp./The, 4.00%, Series I	44,580,997	1.9
Enel SpA, 8.75%, due 9/24/73, 144A (Italy)	44,530,200	1.9
JPMorgan Chase & Co., 6.75%, Series S	41,595,244	1.8
Mitsui Sumitomo Insurance Co., Ltd., 7.00%, due 3/15/72, 144A (Japan)	41,329,761	1.7
Dai-ichi Life Insurance Co., Ltd., 7.25%, 144A (Japan)	40,607,105	1.7
Citigroup, Inc., 5.95%	37,235,419	1.6
Prudential Financial, Inc., 5.625%, due 6/15/43	34,876,048	1.5
US Bancorp, 6.50%, Series F	34,424,460	1.4

[a]

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdownb

(Based on Net Assets)

(Unaudited)

[b]	Excludes derivative instruments.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

April 30, 2021

		Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	5.1%
BANKS	2.8%
GMAC Capital Trust I, 5.983% (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)[a]		781,970	$20,049,711
PNC Financial Services Group, Inc./The, 6.125% to 5/1/22, Series Pb,c		300,657	7,883,227
US Bancorp, 6.50% to 1/15/22, Series Fb,c		1,323,000	34,424,460
Wells Fargo & Co., 5.85% to 9/15/23, Series Qb,c		126,121	3,401,483

			65,758,881

ELECTRIC	0.7%
Integrys Holding, Inc., 6.00% to 8/1/23, due 8/1/73[b]		636,109	16,602,445

ENERGY	0.4%
Energy Transfer LP, 7.625% to 8/15/23, Series Db,c		451,068	10,942,910

FINANCIAL—INVESTMENT BANKER/BROKER	0.4%
Morgan Stanley, 6.375% to 10/15/24, Series Ib,c		342,251	9,702,816

INSURANCE—PROPERTY CASUALTY	0.3%
National General Holdings Corp., 7.50%, Series Cc		285,714	7,252,850

UTILITIES	0.2%
NiSource, Inc., 6.50% to 3/15/24, Series Bb,c		147,751	4,063,152

UTILITIES—FOREIGN	0.3%
Algonquin Power & Utilities Corp., 6.875% to 10/17/23, due 10/17/78 (Canada)[b]		97,245	2,683,962
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada)[b]		193,487	5,363,459

			8,047,421

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$123,164,490)			122,370,475

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	71.5%
BANKS	23.5%
Ally Financial, Inc., 4.70% to 5/15/26, Series Bb,c		$8,690,000	8,830,778
Bank of America Corp., 6.10% to 3/17/25, Series AAb,c		21,971,000	24,650,254
Bank of America Corp., 6.25% to 9/5/24, Series Xb,c		28,507,000	31,803,122
Bank of America Corp., 6.50% to 10/23/24, Series Zb,c		25,353,000	29,287,786

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2021

	Principal Amount		Value
Bank of New York Mellon Corp./The, 3.70% to 3/20/26, Series Hb,c	$10,930,000		$11,435,949
Bank of New York Mellon Corp./The, 4.70% to 9/20/25, Series Gb,c	9,428,000		10,417,940
Citigroup, Inc., 3.875% to 2/18/26[b,c]	16,360,000		16,421,350
Citigroup, Inc., 4.00% to 12/10/25, Series Wb,c	4,130,000		4,193,189
Citigroup, Inc., 4.672% (3 Month US LIBOR + 4.478%), Series R (FRN)[a,c]	6,781,000		6,789,476
Citigroup, Inc., 5.00% to 9/12/24, Series Ub,c	8,504,000		8,950,460
Citigroup, Inc., 5.90% to 2/15/23[b,c]	22,388,000		23,675,310
Citigroup, Inc., 5.95% to 1/30/23[b,c]	35,190,000		37,235,419
Citigroup, Inc., 5.95% to 5/15/25, Series Pb,c	8,951,000		9,772,702
Citigroup, Inc., 6.25% to 8/15/26, Series Tb,c	7,000,000		8,174,600
CoBank ACB, 6.25% to 10/1/22, Series Fb,c	48,100	†	5,182,775
CoBank ACB, 6.25% to 10/1/26, Series Ib,c	1,300,000		1,462,110
Comerica, Inc., 5.625% to 7/1/25[b,c]	8,562,000		9,535,927
Corestates Capital II, 0.834% (3 Month US LIBOR + 0.65%), due 1/15/27, 144A (FRN)[a,d]	15,000,000		14,508,771
Corestates Capital III, 0.768% (3 Month US LIBOR + 0.57%), due 2/15/27, 144A (TruPS) (FRN)[a,d]	12,281,000		11,908,753
Farm Credit Bank of Texas, 5.70% to 9/15/25, Series 4, 144Ab,c,d	7,425,000		8,083,969
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144Ab,c,d	8,000	†	880,000
Fifth Third Bancorp, 4.50% to 9/30/25, Series Lb,c	3,050,000		3,259,688
First Maryland Capital II, 1.026% (3 Month US LIBOR + 0.85%), due 2/1/27 (FRN)[a]	10,000,000		9,572,056
Goldman Sachs Group, Inc./The, 3.80% to 5/10/26, Series Tb,c	5,130,000		5,145,390
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Qb,c	3,520,000		3,854,400
Huntington Bancshares, Inc., 4.45% to 10/15/27, Series Gb,c	5,873,000		6,294,388
JPMorgan Chase & Co., 3.656% (3 Month US LIBOR + 3.47%), Series I (FRN)[a,c]	8,482,000		8,518,048
JPMorgan Chase & Co., 3.976% (3 Month US LIBOR + 3.80%), Series Z (FRN)[a,c]	19,886,000		19,987,095
JPMorgan Chase & Co., 6.00% to 8/1/23, Series Rb,c	5,766,000		6,132,862
JPMorgan Chase & Co., 6.10% to 10/1/24, Series Xb,c	16,170,000		17,615,194
JPMorgan Chase & Co., 6.75% to 2/1/24, Series Sb,c	37,410,000		41,595,244

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2021

		Principal Amount	Value
KeyCorp Capital I, 0.942% (3 Month US LIBOR + 0.74%), due 7/1/28, (TruPS) (FRN)[a]		$14,390,000	$13,550,022
PNC Financial Services Group, Inc./The, 6.75% to 8/1/21, Series Ob,c		20,046,000	20,296,575
Truist Bank, 0.834% (3 Month US LIBOR + 0.650%), due 3/15/28 (FRN)[a]		20,003,000	19,386,342
Truist Bank, 4.00% (3 Month US LIBOR + 0.645%, Floor 4.00%), Series J (FRN)[a,c]		1,366,000	1,379,660
Truist Financial Corp., 4.95% to 9/1/25, Series Pb,c		28,294,000	31,194,135
Wachovia Capital Trust II, 0.684% (3 Month US LIBOR + 0.50%), due 1/15/27 (FRN)[a]		12,920,000	12,414,906
Wells Fargo & Co., 3.90% to 3/15/26[b,c]		54,098,000	55,343,606

			558,740,251

BANKS—FOREIGN	18.3%
Banco Santander SA, 7.50% to 2/8/24 (Spain)[b,c,e,f]		4,400,000	4,864,750
Bank of Montreal, 4.30% to 10/26/25, due 11/26/80 (Canada)[b]		19,300,000	16,480,879
Bank of Nova Scotia/The, 4.90% to 6/4/25 (Canada)[b,c]		8,360,000	8,997,032
Barclays PLC, 7.875% to 3/15/22 (United Kingdom)[b,c,e,f]		18,225,000	19,170,422
Barclays PLC, 7.875% to 9/15/22 (United Kingdom)[b,c,e,f]		4,000,000	5,948,622
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)[b,c,e]		4,200,000	4,769,625
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)[b,c,d,e]		2,700,000	2,976,075
BNP Paribas SA, 6.75% to 3/14/22, 144A (France)[b,c,d,e]		13,200,000	13,690,908
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)[b,c,d,e]		7,000,000	8,173,235
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)[b,c,d,e]		7,400,000	8,268,649
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)[b,c,d,e]		17,000,000	19,252,500
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)[b,c,e,f]		29,400,000	30,681,840
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)[b,c,d,e]		31,610,000	33,895,403
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)[b,c,d,e]		5,000,000	5,512,500
DNB Bank ASA, 6.50% to 3/26/22 (Norway)[b,c,e,f]		12,500,000	13,046,750
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)[b,c,e]		5,200,000	5,764,070

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2021

		Principal Amount	Value
HSBC Holdings PLC, 6.875% to 6/1/21 (United Kingdom)[b,c,e]		$18,900,000	$18,941,580
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)[b,c,e]		4,800,000	5,355,120
ING Groep N.V., 6.75% to 4/16/24 (Netherlands)[b,c,e,f]		3,800,000	4,189,500
ING Groep N.V., 6.875% to 4/16/22 (Netherlands)[b,c,e,f]		17,800,000	18,612,606
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)[b,c,e]		3,000,000	3,396,270
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)[b,c,e]		4,551,000	5,370,271
Natwest Group PLC, 8.625% to 8/15/21 (United Kingdom)[b,c,e]		29,500,000	30,146,640
Nordea Bank Abp, 6.625% to 3/26/26, 144A (Finland)[b,c,d,e]		7,400,000	8,567,979
Royal Bank of Canada, 4.50% to 10/24/25, due 11/24/80, Series 1 (Canada)[b]		21,150,000	18,264,556
Societe Generale SA, 7.375% to 9/13/21, 144A (France)[b,c,d,e]		25,750,000	26,267,060
Societe Generale SA, 7.875% to 12/18/23, 144A (France)[b,c,d,e]		13,200,000	14,807,100
Societe Generale SA, 8.00% to 9/29/25, 144A (France)[b,c,d,e]		2,800,000	3,305,218
Standard Chartered PLC, 7.50% to 4/2/22, 144A (United Kingdom)[b,c,d,e]		18,400,000	19,246,492
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)[b,c,d,e]		15,600,000	17,060,004
Svenska Handelsbanken AB, 4.375% to 3/1/27 (Sweden)[b,c,e,f]		3,000,000	3,144,390
Svenska Handelsbanken AB, 6.25% to 3/1/24, Series EMTN (Sweden)[b,c,e,f]		4,600,000	5,088,750
UBS Group AG, 7.00% to 1/31/24, 144A (Switzerland)[b,c,d,e]		11,050,000	12,197,156
UBS Group AG, 7.125% to 8/10/21 (Switzerland)[b,c,e,f]		20,000,000	20,325,500

			435,779,452

ELECTRIC	2.7%
Dominion Energy, Inc., 4.65% to 12/15/24, Series Bb,c		1,227,000	1,308,313
Duke Energy Corp., 4.875% to 9/16/24[b,c]		8,790,000	9,342,012
Sempra Energy, 4.875% to 10/15/25[b,c]		26,205,000	28,732,210

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2021

		Principal Amount		Value
Southern Co./The, 4.00% to 10/15/25, due 1/15/51, Series Bb		$8,140,000		$8,709,800
Southern Co./The, 5.50% to 3/15/22, due 3/15/57, Series Bb		15,433,000		15,856,984

				63,949,319

ELECTRIC—FOREIGN	0.7%
Electricite de France SA, 4.00% to 7/4/24 (France)[b,c,f]		5,000,000		6,490,351
Electricite de France SA, 5.25% to 1/29/23, 144A (France)[b,c,d]		8,650,000		9,064,075

				15,554,426

FINANCIAL	5.6%
CREDIT CARD	0.2%
American Express Co., 3.622% (3 Month US LIBOR + 3.428%), Series B (FRN)[a,c]		5,590,000		5,603,137

DIVERSIFIED FINANCIAL SERVICES	0.2%
Apollo Management Holdings LP, 4.95% to 12/17/24, due 1/14/50, 144Ab,d		5,035,000		5,204,931

INVESTMENT BANKER/BROKER	5.2%
Charles Schwab Corp./The, 4.00% to 6/1/26, Series Ib,c		43,280,000		44,580,997
Charles Schwab Corp./The, 5.375% to 6/1/25, Series Gb,c		46,685,000		52,025,764
Charles Schwab Corp./The, 7.00% to 2/1/22[b,c]		13,650,000		14,178,937
Morgan Stanley, 3.794% (3 Month US LIBOR + 3.61%), Series H (FRN)[a,c]		12,000,000		12,042,300

				122,827,998

TOTAL FINANCIAL				133,636,066

FOOD	0.1%
Dairy Farmers of America, Inc., 7.875%, 144Ac,d,g		15,000	†	1,507,500

INSURANCE	14.8%
LIFE/HEALTH INSURANCE	5.8%
Equitable Holdings, Inc., 4.95% to 9/15/25, Series Bb,c		8,810,000		9,503,788
MetLife, Inc., 3.759% (3 Month US LIBOR + 3.575%), Series C (FRN)[a,c]		7,474,000		7,492,685
MetLife, Inc., 3.85% to 9/15/25, Series Gb,c		10,245,000		10,808,475

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2021

		Principal Amount	Value
Prudential Financial, Inc., 5.20% to 3/15/24, due 3/15/44[b]		$15,477,000	$16,541,613
Prudential Financial, Inc., 5.375% to 5/15/25, due 5/15/45[b]		6,062,000	6,684,058
Prudential Financial, Inc., 5.625% to 6/15/23, due 6/15/43[b]		32,144,000	34,876,048
Prudential Financial, Inc., 5.875% to 9/15/22, due 9/15/42[b]		22,599,000	23,951,053
SBL Holdings, Inc., 5.125%, due 11/13/26, 144Ad		13,000,000	14,222,787
Voya Financial, Inc., 5.65% to 5/15/23, due 5/15/53[b]		12,564,000	13,496,814

			137,577,321

LIFE/HEALTH INSURANCE—FOREIGN	4.0%
Dai-ichi Life Insurance Co., Ltd., 5.10% to 10/28/24, 144A (Japan)[b,c,d]		9,250,000	10,244,375
Dai-ichi Life Insurance Co., Ltd., 7.25% to 7/25/21, 144A (Japan)[b,c,d]		40,007,000	40,607,105
Fukoku Mutual Life Insurance Co., 6.50% to 9/19/23 (Japan)[b,c,f]		11,200,000	12,418,000
Hanwha Life Insurance Co., Ltd., 4.70% to 4/23/23, 144A (South Korea)[b,c,d]		4,000,000	4,180,000
Nippon Life Insurance Co., 5.00% to 10/18/22, due 10/18/42, 144A (Japan)[b,d]		8,600,000	9,050,976
Sumitomo Life Insurance Co., 6.50% to 9/20/23, due 9/20/73, 144A (Japan)[b,d]		15,300,000	17,078,702

			93,579,158

MULTI-LINE	0.9%
Hartford Financial Services Group, Inc./The, 2.319% (3 Month US LIBOR + 2.125%), due 2/12/47, 144A, Series ICON (FRN)[a,d]		22,221,000	21,388,344

PROPERTY CASUALTY	0.2%
Liberty Mutual Group, Inc., 3.625% to 5/23/24, due 5/23/59, 144A (United States)[b,d]		4,400,000	5,444,384

PROPERTY CASUALTY—FOREIGN	3.9%
Athora Netherlands NV, 6.25% to 11/16/22 (Netherlands)[b,c,f]		8,100,000	8,580,532

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2021

		Principal Amount	Value
Mitsui Sumitomo Insurance Co., Ltd., 7.00% to 3/15/22, due 3/15/72, 144A (Japan)[b,d]		$39,390,000	$41,329,761
QBE Insurance Group Ltd., 5.875% to 5/12/25, 144A (Australia)[b,c,d]		8,700,000	9,450,375
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)[b,f]		13,600,000	15,311,220
QBE Insurance Group Ltd., 7.50% to 11/24/23, due 11/24/43, 144A (Australia)[b,d]		7,690,000	8,612,800
Sompo Japan Insurance, Inc., 5.325% to 3/28/23, due 3/28/73, 144A (Japan)[b,d]		8,650,000	9,270,594

			92,555,282

TOTAL INSURANCE			350,544,489

OIL & GAS—FOREIGN	0.7%
BP Capital Markets PLC, 4.375% to 6/22/25 (United Kingdom)[b,c]		15,887,000	16,959,373

PIPELINES—FOREIGN	1.7%
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)[b]		3,500,000	3,771,944
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)[b]		8,000,000	8,691,840
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)[b]		24,019,000	26,691,114

			39,154,898

REAL ESTATE—RETAIL—FOREIGN	0.4%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80, 144A (Australia)[b,d]		9,000,000	9,551,250

TELECOMMUNICATION—COMMUNICATIONS—FOREIGN	0.2%
Vodafone Group PLC, 6.25% to 7/3/24, due 10/3/78 (United Kingdom)[b,f]		5,200,000	5,754,928

UTILITIES	2.8%
ELECTRIC UTILITIES	0.2%
Edison International, 5.375% to 3/15/26, Series Ab,c		6,020,000	6,243,161

ELECTRIC UTILITIES—FOREIGN	2.6%
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)[b]		11,070,000	12,833,949

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2021

		Principal Amount	Value
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)[b,d]		$38,060,000	$44,530,200
Iberdrola International BV, 1.874% to 1/28/26, Series NC5 (Spain)[b,c,f]		3,100,000	3,848,295

			61,212,444

TOTAL UTILITIES			67,455,605

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$1,644,826,856)			1,698,587,557

CORPORATE BONDS	20.6%
COMMUNICATIONS—TOWERS	1.2%
SBA Communications Corp., 3.875%, due 2/15/27, Series WI		19,700,000	20,180,188
SBA Communications Corp., 4.875%, due 9/1/24		8,185,000	8,389,625

			28,569,813

CONSUMER STAPLES	0.2%
7-Eleven, Inc., 0.80%, due 2/10/24, 144Ad		5,580,000	5,574,469

ELECTRIC	3.6%
Dominion Energy, Inc., 2.715%, due 8/15/21		7,000,000	7,046,386
Dominion Energy, Inc., 3.071%, due 8/15/24		6,478,000	6,911,501
Dominion Energy, Inc., 1.45%, due 4/15/26, Series A		7,000,000	7,002,286
DTE Energy Co., 2.529%, due 10/1/24, Series C		5,900,000	6,206,844
Georgia Power Co., 2.20%, due 9/15/24, Series A		7,000,000	7,317,114
NextEra Energy Capital Holdings, Inc., 0.65%, due 3/1/23		13,000,000	13,043,879
NextEra Energy Capital Holdings, Inc., 2.75%, due 5/1/25		10,320,000	11,013,146
Southern California Edison Co., 0.70%, due 4/3/23		12,390,000	12,415,427
Southern California Edison Co., 1.10%, due 4/1/24		15,250,000	15,383,301

			86,339,884

ENERGY	0.2%
East Ohio Gas Co./The, 1.30%, due 6/15/25, 144Ad		4,270,000	4,289,715

FINANCIAL—DIVERSIFIED FINANCIAL SERVICES	2.7%
BGC Partners, Inc., 3.75%, due 10/1/24		7,000,000	7,403,419
BGC Partners, Inc., 4.375%, due 12/15/25		4,000,000	4,304,377
Ford Motor Credit Co. LLC, 3.37%, due 11/17/23		5,635,000	5,811,094

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2021

		Principal Amount	Value
Ford Motor Credit Co. LLC, 3.375%, due 11/13/25		$7,000,000	$7,172,760
GE Capital International Funding Co. Unlimited Co., 3.373%, due 11/15/25		21,650,000	23,592,066
General Motors Financial Co., Inc., 1.184% (3 Month US LIBOR + 0.99%), due 1/5/23 (FRN)[a]		3,875,000	3,909,041
General Motors Financial Co., Inc., 1.25%, due 1/8/26		6,650,000	6,570,827
General Motors Financial Co., Inc., 1.509% (3 Month US LIBOR + 1.31%), due 6/30/22 (FRN)[a]		4,461,000	4,509,716

			63,273,300

INDUSTRIALS—DIVERSIFIED MANUFACTURING	0.2%
General Electric Co., 3.45%, due 5/1/27		4,950,000	5,412,660

INTEGRATED TELECOMMUNICATIONS SERVICES	3.3%
AT&T, Inc., 0.90%, due 3/25/24		23,000,000	23,056,166
T-Mobile USA, Inc., 2.25%, due 2/15/26, 2.25%		6,420,000	6,468,664
T-Mobile USA, Inc., 2.625%, due 4/15/26		10,000,000	10,184,500
T-Mobile USA, Inc., 3.50%, due 4/15/25, 3.50%, 144Ad		5,000,000	5,428,150
Verizon Communications, Inc., 0.75%, due 3/22/24		10,200,000	10,243,057
Verizon Communications, Inc., 1.298% (3 Month US LIBOR + 1.10%), due 5/15/25 (FRN)[a]		16,525,000	16,935,068
Verizon Communications, Inc., 1.45%, due 3/20/26		6,920,000	6,967,318

			79,282,923

REAL ESTATE	8.3%
DIVERSIFIED	0.2%
National Retail Properties, Inc., 3.90%, due 6/15/24		3,760,000	4,079,091

FINANCE	1.1%
CyrusOne LP/CyrusOne Finance Corp., 2.90%, due 11/15/24		5,000,000	5,300,525
Newmark Group, Inc., 6.125%, due 11/15/23		9,060,000	9,893,314
VEREIT Operating Partnership LP, 2.20%, due 6/15/28		2,725,000	2,747,137
VEREIT Operating Partnership LP, 4.875%, due 6/1/26		6,996,000	8,108,879

			26,049,855

HEALTH CARE	2.3%
Diversified Healthcare Trust, 6.75%, due 12/15/21		7,286,000	7,351,610

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2021

		Principal Amount	Value
MPT Operating Partnership LP/MPT Finance Corp., 5.25%, due 8/1/26		$1,600,000	$1,654,256
Sabra Health Care LP, 4.80%, due 6/1/24		8,250,000	9,055,672
Sabra Health Care LP, 5.125%, due 8/15/26		8,433,000	9,490,178
Welltower, Inc., 3.625%, due 3/15/24		10,060,000	10,867,303
Welltower, Inc., 4.00%, due 6/1/25		6,344,000	7,035,591
Welltower, Inc., 4.50%, due 1/15/24		8,289,000	9,047,953

			54,502,563

NET LEASE	1.3%
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, due 12/15/27, 144Ad		5,000,000	4,954,488
Highwoods Realty LP, 3.625%, due 1/15/23		5,000,000	5,193,327
Realty Income Corp., 4.65%, due 8/1/23		6,143,000	6,656,640
VEREIT Operating Partnership LP, 3.40%, due 1/15/28		3,000,000	3,248,910
VICI Properties LP/VICI Note Co., Inc., 3.50%, due 2/15/25, 144Ad		3,749,000	3,833,352
WP Carey, Inc., 4.60%, due 4/1/24		6,860,000	7,532,142

			31,418,859

OFFICE	0.9%
Brandywine Operating Partnership LP, 3.95%, due 2/15/23		1,000,000	1,044,795
Corporate Office Properties LP, 5.00%, due 7/1/25		3,468,000	3,924,782
Kilroy Realty LP, 3.80%, due 1/15/23		7,004,000	7,329,164
SL Green Operating Partnership LP, 3.25%, due 10/15/22		8,190,000	8,467,816

			20,766,557

RESIDENTIAL	0.1%
ERP Operating LP, 4.625%, due 12/15/21		2,200,000	2,234,067

RETAIL	0.1%
Retail Opportunity Investments Partnership LP, 5.00%, due 12/15/23		3,000,000	3,249,090

SELF STORAGE	0.4%
CubeSmart LP, 4.00%, due 11/15/25		7,789,000	8,591,252

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2021

		Principal Amount	Value
SHOPPING CENTERS	1.2%
COMMUNITY CENTER	0.9%
Weingarten Realty Investors, 3.375%, due 10/15/22		$5,300,000	$5,481,872
Weingarten Realty Investors, 3.50%, due 4/15/23		8,635,000	9,060,882
Weingarten Realty Investors, 3.85%, due 6/1/25		5,550,000	6,031,752
Weingarten Realty Investors, 4.45%, due 1/15/24		2,362,000	2,559,446

			23,133,952

REGIONAL MALL	0.3%
Brookfield Property REIT, Inc., 5.75%, due 5/15/26, 144Ad		6,426,000	6,709,065

TOTAL SHOPPING CENTERS			29,843,017

SPECIALTY	0.7%
Equinix, Inc., 1.00%, due 9/15/25		6,000,000	5,922,785
Equinix, Inc., 2.625%, due 11/18/24		9,300,000	9,809,660

			15,732,445

TOTAL REAL ESTATE			196,466,796

TELECOMMUNICATION	0.7%
COMMUNICATIONS	0.1%
QualityTech LP/QTS Finance Corp., 3.875%, due 10/1/28, 144Ad		2,500,000	2,528,112

COMMUNICATIONS—FOREIGN	0.6%
Vodafone Group PLC, 2.625% to 5/27/26, due 8/27/80, Series NC6 (United Kingdom)[b,f]		10,900,000	13,547,323

TOTAL TELECOMMUNICATION			16,075,435

UTILITIES—ELECTRIC UTILITIES—FOREIGN	0.2%
Enel Finance International NV, 2.875%, due 5/25/22, 144A (Italy)[d]		4,000,000	4,097,687

TOTAL CORPORATE BONDS (Identified cost—$474,367,370)			489,382,682

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2021

		Shares	Value
SHORT-TERM INVESTMENTS	1.0%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01%[h]		23,640,246	$23,640,246

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$23,640,246)			23,640,246

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$2,265,998,961)	98.2%		2,333,980,960
OTHER ASSETS IN EXCESS OF LIABILITIES	1.8		41,655,701

NET ASSETS	100.0%		$2,375,636,661

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	CAD	43,455,688	USD	34,560,780	5/4/21	$(793,521)
Brown Brothers Harriman	EUR	36,824,081	USD	43,292,967	5/4/21	(978,771)
Brown Brothers Harriman	USD	35,320,639	CAD	43,455,688	5/4/21	33,662
Brown Brothers Harriman	USD	29,986,333	EUR	24,912,213	5/4/21	(35,633)
Brown Brothers Harriman	USD	7,516,217	EUR	6,273,143	5/4/21	25,668
Brown Brothers Harriman	USD	6,752,294	EUR	5,638,725	5/4/21	26,861
Brown Brothers Harriman	GBP	4,318,696	USD	5,960,578	5/5/21	(3,755)
Brown Brothers Harriman	USD	5,980,055	GBP	4,318,696	5/5/21	(15,722)
Brown Brothers Harriman	CAD	43,589,249	USD	35,428,045	6/2/21	(36,824)
Brown Brothers Harriman	EUR	24,858,865	USD	29,936,910	6/2/21	33,382
Brown Brothers Harriman	GBP	4,346,735	USD	6,018,772	6/2/21	15,383
						$(1,729,270)

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2021

Glossary of Portfolio Abbreviations

CAD	Canadian Dollar
EMTN	Euro Medium Term Note
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
TruPS	Trust Preferred Securities
USD	United States Dollar

Note:	Percentages indicated are based on the net assets of the Fund.
†	Represents shares.
[a]	Variable rate. Rate shown is in effect at April 30, 2021.
[b]	Security converts to floating rate after the indicated fixed-rate coupon period.
[c]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[d]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $526,754,969 which represents 22.2% of the net assets of the Fund, of which 1.8% are illiquid.

[e]

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $392,036,985 or 16.5% of the net assets of the Fund.

[f]

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $191,023,779 which represents 8.0% of the net assets of the Fund, of which 0.0% are illiquid.

[g]	Security value is determined based on significant unobservable inputs (Level 3).
[h]	Rate quoted represents the annualized seven-day yield.

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2021

ASSETS:
Investments in securities, at value (Identified cost—$2,265,998,961)	$2,333,980,960
Cash	352
Foreign currency, at value (Identified cost—$14,457,411)	14,518,628
Receivable for:
Dividends and interest	23,153,556
Fund shares sold	12,576,536
Investment securities sold	1,110,627
Unrealized appreciation on forward foreign currency exchange contracts	134,956
Other assets	23,283

Total Assets	2,385,498,898

LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	1,864,226
Payable for:
Fund shares redeemed	4,258,106
Dividends declared	2,179,840
Investment advisory fees	800,490
Shareholder servicing fees	371,920
Administration fees	98,361
Directors’ fees	7,925
Distribution fees	6,430
Other liabilities	274,939

Total Liabilities	9,862,237

NET ASSETS	$2,375,636,661

NET ASSETS consist of:
Paid-in capital	$2,389,233,015
Total distributable earnings/(accumulated loss)	(13,596,354)

$2,375,636,661

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

April 30, 2021

CLASS A SHARES:
NET ASSETS	$237,543,235
Shares issued and outstanding ($0.001 par value common stock outstanding)	23,422,741

Net asset value and redemption price per share	$10.14

Maximum offering price per share ($10.14 ÷ 0.98)[a]	$10.35

CLASS C SHARES:
NET ASSETS	$77,211,462
Shares issued and outstanding ($0.001 par value common stock outstanding)	7,628,050

Net asset value and offering price per share[b]	$10.12

CLASS F SHARES:
NET ASSETS	$322,064
Shares issued and outstanding ($0.001 par value common stock outstanding)	31,818

Net asset value, offering and redemption price per share	$10.12

CLASS I SHARES:
NET ASSETS	$2,056,447,811
Shares issued and outstanding ($0.001 par value common stock outstanding)	203,180,178

Net asset value, offering and redemption price per share	$10.12

CLASS R SHARES:
NET ASSETS	$325,203
Shares issued and outstanding ($0.001 par value common stock outstanding)	32,021

Net asset value, offering and redemption price per share	$10.16

CLASS Z SHARES:
NET ASSETS	$3,786,886
Shares issued and outstanding ($0.001 par value common stock outstanding)	374,314

Net asset value, offering and redemption price per share	$10.12

[a]	On investments of $100,000 or more, the offering price is reduced.
[b]	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended April 30, 2021

Investment Income:
Interest income	$65,955,881
Dividend income	9,252,469

Total Investment Income	75,208,350

Expenses:
Investment advisory fees	12,699,862
Distribution fees and service fees—Class A (See Note 2)	630,248
Distribution fees and service fees—Class C (See Note 2)	707,887
Distribution fees and service fees—Class R (See Note 2)	1,575
Administration fees	1,149,718
Shareholder servicing fees—Class I (See Note 2)	1,016,754
Registration and filing fees	273,201
Transfer agent fees and expenses	227,646
Shareholder reporting expenses	120,927
Professional fees	104,987
Directors’ fees and expenses	81,435
Custodian fees and expenses	28,935
Miscellaneous	70,716

Total Expenses	17,113,891
Reduction of Expenses (See Note 2)	(4,042,005)

Net Expenses	13,071,886

Net Investment Income (Loss)	62,136,464

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	(1,001,628)
Forward foreign currency exchange contracts	(3,206,097)
Foreign currency transactions	95,227

Net realized gain (loss)	(4,112,498)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	117,543,513
Forward foreign currency exchange contracts	(1,782,343)
Foreign currency translations	96,749

Net change in unrealized appreciation (depreciation)	115,857,919

Net Realized and Unrealized Gain (Loss)	111,745,421

Net Increase (Decrease) in Net Assets Resulting from Operations	$173,881,885

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
Change in Net Assets:
From Operations:
Net investment income (loss)	$62,136,464	$64,730,781
Net realized gain (loss)	(4,112,498)	(29,388,946)
Net change in unrealized appreciation (depreciation)	115,857,919	(53,863,320)

Net increase (decrease) in net assets resulting from operations	173,881,885	(18,521,485)

Distributions to Shareholders:
Class A	(8,406,517)	(7,265,455)
Class C	(2,325,234)	(2,243,507)
Class F	(2,178,508)	—
Class I	(70,967,649)	(65,014,140)
Class R	(11,813)	(13,870)
Class Z	(83,039)	(6,846)

Total distributions	(83,972,760)	(74,543,818)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	652,581,599	325,204,671

Total increase (decrease) in net assets	742,490,724	232,139,368
Net Assets:
Beginning of year	1,633,145,937	1,401,006,569

End of year	$2,375,636,661	$1,633,145,937

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended April 30,
Per Share Operating Data:	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.61	$9.94	$10.00	$10.14	$9.87

Income (loss) from investment operations:

Net investment income (loss)[a]	0.30	0.37	0.36	0.33	0.34
Net realized and unrealized gain (loss)	0.63	(0.28)	(0.00)[b]	(0.04)	0.30

Total from investment operations	0.93	0.09	0.36	0.29	0.64

Less dividends and distributions to shareholders from:

Net investment income	(0.40)	(0.42)	(0.42)	(0.43)	(0.37)
Net realized gain	—	—	—	(0.00)[b]	—
Tax return of capital	—	—	—	(0.00)[b]	—

Total dividends and distributions to shareholders	(0.40)	(0.42)	(0.42)	(0.43)	(0.37)

Net increase (decrease) in net asset value	0.53	(0.33)	(0.06)	(0.14)	0.27

Net asset value, end of year	$10.14	$9.61	$9.94	$10.00	$10.14

Total return[c,d]	9.80%	0.82%	3.77%	2.90%	6.64%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$237.5	$189.6	$135.0	$107.7	$61.1

Ratios to average daily net assets:

Expenses (before expense reduction)	1.05%	1.06%	1.06%	1.09%	1.35%

Expenses (net of expense reduction)	0.90%	0.89%	0.84%	0.84%	0.89%

Net investment income (loss) (before expense reduction)	2.81%	3.51%	3.41%	2.97%	2.90%

Net investment income (loss) (net of expense reduction)	2.96%	3.68%	3.63%	3.22%	3.36%

Portfolio turnover rate	44%	53%	52%	34%	52%

[a]	Calculation based on average shares outstanding.
[b]	Amount is less than $0.005.
[c]	Does not reflect sales charges, which would reduce return.
[d]	Return assumes the reinvestment of all dividends and distributions at net asset value.

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended April 30,
Per Share Operating Data:	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.59	$9.92	$9.98	$10.13	$9.87

Income (loss) from investment operations:

Net investment income (loss)[a]	0.23	0.30	0.29	0.25	0.26
Net realized and unrealized gain (loss)	0.63	(0.28)	0.01	(0.03)	0.31

Total from investment operations	0.86	0.02	0.30	0.22	0.57

Less dividends and distributions to shareholders from:

Net investment income	(0.33)	(0.35)	(0.36)	(0.37)	(0.31)
Net realized gain	—	—	—	(0.00)[b]	—
Tax return of capital	—	—	—	(0.00)[b]	—

Total dividends and distributions to shareholders	(0.33)	(0.35)	(0.36)	(0.37)	(0.31)

Net increase (decrease) in net asset value	0.53	(0.33)	(0.06)	(0.15)	0.26

Net asset value, end of year	$10.12	$9.59	$9.92	$9.98	$10.13

Total return[c,d]	9.04%	0.12%	3.06%	2.13%	5.90%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$77.2	$68.9	$55.5	$33.0	$11.4

Ratios to average daily net assets:

Expenses (before expense reduction)	1.75%	1.76%	1.77%	1.79%	2.02%

Expenses (net of expense reduction)	1.60%	1.59%	1.55%	1.54%	1.55%

Net investment income (loss) (before expense reduction)	2.13%	2.81%	2.73%	2.25%	2.15%

Net investment income (loss) (net of expense reduction)	2.28%	2.98%	2.95%	2.50%	2.62%

Portfolio turnover rate	44%	53%	52%	34%	52%

[a]	Calculation based on average shares outstanding.
[b]	Amount is less than $0.005.
[c]	Does not reflect sales charges, which would reduce return.
[d]	Return assumes the reinvestment of all dividends and distributions at net asset value.

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

Class F
Per Share Operating Data:	For the Period June 3, 2020[a] through April 30, 2021
Net asset value, beginning of period	$9.74

Income (loss) from investment operations:

Net investment income (loss)[b]	0.27
Net realized and unrealized gain (loss)	0.51

Total from investment operations	0.78

Less dividends and distributions to shareholders from:

Net investment income	(0.40)

Total dividends and distributions to shareholders	(0.40)

Net increase (decrease) in net asset value	0.38

Net asset value, end of period	$10.12

Total return[c]	8.09%[d]

Ratios/Supplemental Data:

Net assets, end of period (in 000s)	$322.1

Ratios to average daily net assets:

Expenses (before expense reduction)	0.75%[e]

Expenses (net of expense reduction)	0.60%[e]

Net investment income (loss) (before expense reduction)	2.78%[e]

Net investment income (loss) (net of expense reduction)	2.93%[e]

Portfolio turnover rate	44%

[a]	Inception date.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Not annualized.
[e]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended April 30,
Per Share Operating Data:	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.60	$9.93	$10.00	$10.14	$9.88

Income (loss) from investment operations:

Net investment income (loss)[a]	0.33	0.40	0.39	0.35	0.37
Net realized and unrealized gain (loss)	0.62	(0.28)	(0.00)[b]	(0.02)	0.30

Total from investment operations	0.95	0.12	0.39	0.33	0.67

Less dividends and distributions to shareholders from:

Net investment income	(0.43)	(0.45)	(0.46)	(0.47)	(0.41)
Net realized gain	—	—	—	(0.00)[b]	—
Tax return of capital	—	—	—	(0.00)[b]	—

Total dividends and distributions to shareholders	(0.43)	(0.45)	(0.46)	(0.47)	(0.41)

Net increase (decrease) in net asset value	0.52	(0.33)	(0.07)	(0.14)	0.26

Net asset value, end of year	$10.12	$9.60	$9.93	$10.00	$10.14

Total return[c]	10.09%	1.18%	4.02%	3.25%	6.89%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$2,056.4	$1,374.2	$1,210.1	$907.2	$286.8

Ratios to average daily net assets:

Expenses (before expense reduction)	0.82%	0.82%	0.83%	0.86%	1.07%

Expenses (net of expense reduction)	0.60%	0.59%	0.55%	0.55%	0.58%

Net investment income (loss) (before expense reduction)	3.04%	3.75%	3.65%	3.17%	3.15%

Net investment income (loss) (net of expense reduction)	3.26%	3.98%	3.93%	3.48%	3.64%

Portfolio turnover rate	44%	53%	52%	34%	52%

[a]	Calculation based on average shares outstanding.
[b]	Amount is less than $0.005.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class R
	For the Year Ended April 30,
Per Share Operating Data:	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.62	$9.95	$10.01	$10.15	$9.88

Income (loss) from investment operations:

Net investment income (loss)[a]	0.28	0.35	0.34	0.31	0.29
Net realized and unrealized gain (loss)	0.64	(0.28)	(0.00)[b]	(0.04)	0.33

Total from investment operations	0.92	0.07	0.34	0.27	0.62

Less dividends and distributions to shareholders from:

Net investment income	(0.38)	(0.40)	(0.40)	(0.41)	(0.35)
Net realized gain	—	—	—	(0.00)[b]	—
Tax return of capital	—	—	—	(0.00)[b]	—

Total dividends and distributions to shareholders	(0.38)	(0.40)	(0.40)	(0.41)	(0.35)

Net increase (decrease) in net asset value	0.54	(0.33)	(0.06)	(0.14)	0.27

Net asset value, end of year	$10.16	$9.62	$9.95	$10.01	$10.15

Total return[c]	9.64%	0.59%	3.51%	2.65%	6.43%

Ratios/Supplemental Data:

Net assets, end of year (in 000s)	$325.2	$297.3	$365.0	$544.2	$589.4

Ratios to average daily net assets:

Expenses (before expense reduction)	1.25%	1.26%	1.27%	1.30%	1.54%

Expenses (net of expense reduction)	1.10%	1.09%	1.05%	1.05%	1.06%

Net investment income (loss) (before expense reduction)	2.63%	3.32%	3.18%	2.82%	2.43%

Net investment income (loss) (net of expense reduction)	2.78%	3.49%	3.40%	3.07%	2.91%

Portfolio turnover rate	44%	53%	52%	34%	52%

[a]	Calculation based on average shares outstanding.
[b]	Amount is less than $0.005.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class Z
	For the Year Ended April 30,
Per Share Operating Data:	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.60	$9.93	$10.00	$10.14	$9.88

Income (loss) from investment operations:

Net investment income (loss)[a]	0.31	0.39	0.39	0.36	0.37
Net realized and unrealized gain (loss)	0.64	(0.27)	(0.00)[b]	(0.03)	0.30

Total from investment operations	0.95	0.12	0.39	0.33	0.67

Less dividends and distributions to shareholders from:

Net investment income	(0.43)	(0.45)	(0.46)	(0.47)	(0.41)
Net realized gain	—	—	—	(0.00)[b]	—
Tax return of capital	—	—	—	(0.00)[b]	—

Total dividends and distributions to shareholders	(0.43)	(0.45)	(0.46)	(0.47)	(0.41)

Net increase (decrease) in net asset value	0.52	(0.33)	(0.07)	(0.14)	0.26

Net asset value, end of year	$10.12	$9.60	$9.93	$10.00	$10.14

Total return[c]	10.09%	1.18%	4.02%	3.25%	6.89%

Ratios/Supplemental Data:

Net assets, end of year (in 000s)	$3,786.9	$218.6	$28.5	$17.5	$10.1

Ratios to average daily net assets:

Expenses (before expense reduction)	0.75%	0.76%	0.77%	0.80%	1.04%

Expenses (net of expense reduction)	0.60%	0.59%	0.55%	0.55%	0.62%

Net investment income (loss) (before expense reduction)	2.92%	3.74%	3.71%	3.26%	3.31%

Net investment income (loss) (net of expense reduction)	3.07%	3.91%	3.93%	3.51%	3.73%

Portfolio turnover rate	44%	53%	52%	34%	52%

[a]	Calculation based on average shares outstanding.
[b]	Amount is less than $0.005.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Low Duration Preferred and Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on September 2, 2015 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The Fund’s primary investment objective is to provide high current income and its secondary objective is to provide capital preservation. Class F shares became available for investment on June 3, 2020, on which date the Fund sold 1,027 shares of Class F shares for $10,000 to Cohen & Steers Capital Management, Inc. (the investment advisor). The authorized shares of the Fund are divided into six classes designated Class A, C, F, I, R and Z shares. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares).

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic (ASC) 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by the investment advisor to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of April 30, 2021 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Preferred Securities—
$25 Par Value:
Electric	$16,602,445	$—	$16,602,445	$—
Insurance	7,252,850	—	7,252,850	—
Other Industries	98,515,180	98,515,180	—	—
Preferred Securities—
Capital Securities:
Food	1,507,500	—	—	1,507,500
Other Industries	1,697,080,057	—	1,697,080,057	—
Corporate Bonds	489,382,682	—	489,382,682	—
Short-Term Investments	23,640,246	—	23,640,246	—

Total Investments in Securities[a]	$2,333,980,960	$98,515,180	$2,233,958,280	$1,507,500	[b]

Forward Foreign Currency Exchange Contracts	$134,956	$—	$134,956	$—

Total Derivative Assets[a]	$134,956	$—	$134,956	$—

Forward Foreign Currency Exchange Contracts	$(1,864,226)	$—	$(1,864,226)	$—

Total Derivative Liabilities[a]	$(1,864,226)	$—	$(1,864,226)	$—

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.
[b]

Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Securities—Capital Securities—Food
Balance as of April 30, 2020	$1,290,000
Change in unrealized appreciation (depreciation)	217,500

Balance as of April 30, 2021	$1,507,500

The change in unrealized appreciation (depreciation) attributable to securities owned on April 30, 2021 which were valued using significant unobservable inputs (Level 3) amounted to $217,500.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency translation gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any) currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash. Dividends from net investment income are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of April 30, 2021, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at an annual rate of 0.65% of the average daily net assets of the Fund.

For the year ended April 30, 2021 and through June 30, 2022, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 0.95% for Class A shares, 1.60% for Class C shares, 0.60% for Class I shares, 0.60% for Class F shares, 1.10% for Class R shares and 0.60% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Board of Directors of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the investment advisor. For the year ended April 30, 2021, fees waived and/or expenses reimbursed totaled $4,042,005.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.05% of the average daily net assets of the Fund. For the year ended April 30, 2021, the Fund incurred $976,912 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution and Service Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted a distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its shares. The plan provides that the Fund will pay the distributor a monthly distribution fee, accrued daily and paid monthly, at an annual rate of up to 0.25%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares, respectively. In addition, also under the plan, the Fund may pay the distributor a monthly service fee, accrued daily and paid monthly, at an annual rate of up to 0.10% and 0.25% of the average daily net assets attributable to Class A and Class C shares, respectively. The amounts paid pursuant to the plan for Class A, Class C and Class R shares may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class I shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Sales Charges and Contingent Deferred Sales Charges: There is a maximum initial sales charge of 2.00% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $500,000 or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the year ended April 30, 2021, the Fund has been advised that the distributor received $17,155, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $20,056 and $12,588 of CDSC relating to redemptions of Class A and

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Class C shares, respectively. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the Distributor receiving amounts greater or less than the upfront commission paid by the Distributor to the financial intermediary.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $10,874 the year ended April 30, 2021.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended April 30, 2021, totaled $1,471,010,675 and $832,002,954, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at April 30, 2021 and the effect of derivatives held during the year ended April 30, 2021, along with the respective location in the financial statements.

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts[a]	Unrealized appreciation	$134,956	Unrealized depreciation	$1,864,226

[a]	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting arrangement or another similar agreement.

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	$(3,206,097)	$(1,782,343)

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following summarizes the volume of the Fund’s forward foreign currency exchange contracts activity for the year ended April 30, 2021:

Forward Foreign Currency Exchange Contracts
Average Notional Amount	$67,504,358

Note 5. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended April 30,
	2021	2020
Ordinary income	$83,972,760	$74,543,818

As of April 30, 2021, the tax-basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$2,280,076,428

Gross unrealized appreciation on investments	$56,372,130
Gross unrealized depreciation on investments	(2,377,774)

Net unrealized appreciation (depreciation) on investments	$53,994,356

Undistributed ordinary income	$3,434,573

As of April 30, 2021, the Fund has a net capital loss carryforward of $71,025,283 which may be used to offset future capital gains. These losses are a short-term capital loss carryforward of $36,628,874 and long-term capital loss carryforward of $34,396,409, which under current federal income tax rules, may offset capital gains recognized in any future period.

As of April 30, 2021, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and certain fixed income securities and permanent book/tax differences primarily attributable to certain fixed income securities. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $3,231,037 and total distributable earnings/ (accumulated loss) was credited $3,231,037. Net assets were not affected by this reclassification.

Note 6. Capital Stock

The Fund is authorized to issue 1.4 billion shares of capital stock, at a par value of $0.001 per share, classified in six classes as follows: 200 million of Class A capital stock, 200 million of Class C capital stock, 200 million of Class F capital stock, 400 million of Class I capital stock, 200 million of Class R capital stock and 200 million of Class Z capital stock. The Board of Directors of the Fund may

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. With the exception of Class C shares held through certain intermediaries, Class C shares will automatically convert into Class A shares on a monthly basis approximately eight years after the original date of purchase. Transactions in Fund shares were as follows:

	For the Year Ended April 30, 2021		For the Year Ended April 30, 2020
	Shares	Amount	Shares	Amount
Class A:
Sold	11,492,938	$115,698,776	14,648,662	$147,988,594
Issued as reinvestment of dividends	583,448	5,842,732	506,810	5,046,141
Redeemed	(8,378,471)	(83,994,461)	(9,012,873)	(87,485,345)

Net increase (decrease)	3,697,915	$37,547,047	6,142,599	$65,549,390

Class C:
Sold	2,315,680	$23,209,384	2,901,881	$28,950,571
Issued as reinvestment of dividends	148,464	1,483,136	142,061	1,411,851
Redeemed	(2,018,642)	(20,134,466)	(1,456,115)	(14,270,842)

Net increase (decrease)	445,502	$4,558,054	1,587,827	$16,091,580

Class Fa:
Sold	20,954,465	$212,432,592	—	$—
Issued as reinvestment of dividends	215,512	2,177,878	—	—
Redeemed	(21,138,159)	(213,853,590)	—	—

Net increase (decrease)	31,818	$756,880	—	$—

Class I:
Sold	103,672,489	$1,041,121,333	94,140,479	$937,310,157
Issued as reinvestment of dividends	5,099,194	51,025,618	4,372,747	43,523,828
Redeemed	(48,772,730)	(485,982,454)	(77,171,542)	(737,420,850)

Net increase (decrease)	59,998,953	$606,164,497	21,341,684	$243,413,135

Class R:
Sold	—	$—	—	$—
Issued as reinvestment of dividends	1,179	11,813	1,388	13,870
Redeemed	(59)	(587)	(7,177)	(68,210)

Net increase (decrease)	1,120	$11,226	(5,789)	$(54,340)

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended April 30, 2021		For the Year Ended April 30, 2020
	Shares	Amount	Shares	Amount
Class Z:
Sold	391,619	$3,947,510	26,793	$270,419
Issued as reinvestment of dividends	7,293	73,504	589	5,862
Redeemed	(47,374)	(477,119)	(7,480)	(71,375)

Net increase (decrease)	351,538	$3,543,895	19,902	$204,906

[a]	Inception date of June 3, 2020.

Note 7. Other Risks

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Risks associated with preferred securities differ from risks inherent with other investments. In particular, in the event of bankruptcy, a company’s preferred securities are senior to common stock but subordinated to all other types of corporate debt. Corporate bonds sit higher in the capital structure than preferred securities, and therefore in the event of bankruptcy, will be senior to the preferred securities.

Duration Risk: Duration is a mathematical calculation of the average life of a fixed-income or preferred security that serves as a measure of the security’s price risk to changes in interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Fund’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Credit and Below-Investment-Grade Securities Risk: Preferred securities may be rated below investment grade or may be unrated. Below-investment-grade securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Concentration Risk: Because the Fund invests at least 25% of its net assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In addition, the Fund will also be subject to the risks of investing in the individual industries and securities that comprise the financials sector, including the bank, diversified financials, real estate (including REITs) and insurance industries. To the extent that the Fund focuses its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications, the Fund will be subject to the risks associated with these particular sectors and industries. These sectors and industries may be adversely affected by, among others, changes in government regulation, world events and economic conditions.

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Foreign (Non-U.S.) Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example, a mandatory conversion into common stock of the issuer under certain

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security under such circumstances. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment-grade securities. Finally, CoCo issuers can, at their discretion, suspend dividend distributions on their CoCo securities and are more likely to do so in response to negative economic conditions and/or government regulation. Omitted distributions are typically non-cumulative and will not be paid on a future date. Any omitted distribution may negatively impact the returns or distribution rate of the Fund.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, such as that caused by the COVID-19 virus, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 has resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Pandemics may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems and supply chains. The COVID-19 pandemic and its effects may result in a sustained economic downturn or a global recession, ongoing market volatility and/or decreased liquidity in the financial markets, exchange trading suspensions and closures, higher default rates, domestic and foreign political and social instability and damage to diplomatic and international trade relations. While some vaccines have been developed and approved for use by various governments, the political, social, economic, market and financial risks of COVID-19 could persist for years to come. The foregoing could impair the Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

On January 31, 2020, the United Kingdom (“UK”) withdrew from the European Union (“EU”) (referred to as Brexit), commencing a transition period that ended on December 31, 2020. On January 1, 2021, the EU-UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU, provisionally went into effect. The UK Parliament ratified the agreement in December 2020 and the EU Parliament ratified the agreement in April 2021. The agreement must now be approved by EU member states to enter into force officially. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences of Brexit, the EU-UK Trade and Cooperation Agreement, how future negotiations of trade relations will proceed, and how the financial markets will react to all of the preceding. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

The SEC has recently adopted a rule relating to a registered investment company’s use of derivatives and similar transactions that could potentially require the Fund to observe more stringent requirements than are currently imposed by the 1940 Act. The new rule will replace present SEC and SEC staff regulatory guidance related to limits on a registered investment company’s use of derivative instruments and certain other transactions, such as short sales and reverse repurchase agreements. The rule may substantially curtail the Fund’s ability to use derivative instruments as part of the Fund’s investment strategy and could ultimately prevent the Fund from being able to achieve its investment goals.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

LIBOR Risk: Many financial instruments are tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. In 2017, the head of the UK Financial Conduct Authority (the “FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. Alternatives to LIBOR are in development in many major financial markets. For example, the U.S. Federal Reserve has begun publishing a Secured Overnight Financing Rate (SOFR), a broad measure of secured overnight U.S. Treasury repo rates, as a possible replacement for U.S. dollar LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (SONIA) in England. Other countries are introducing their own local-currency-denominated alternative reference rates for short-term lending and global consensus on alternative rates is lacking. The FCA and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of LIBOR publications to end at the end of 2021. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. There remains uncertainty and risk regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments, the suitability of the proposed replacement rates, and the process for amending existing contracts and instruments remains unclear. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of, inaccurate valuations of, and miscalculations of payment amounts for LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, any alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the cessation of LIBOR publications.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after April 30, 2021 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Cohen & Steers Low Duration Preferred and Income Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Low Duration Preferred and Income Fund, Inc. (the “Fund”) as of April 30, 2021, the related statement of operations for the year ended April 30, 2021, the statement of changes in net assets for each of the two years in the period ended April 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

June 25, 2021

We have served as the auditor of one or more investment companies in the Cohen & Steers family of mutual funds since 1991.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

TAX INFORMATION—2021 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $67,036,531. Additionally, 34.35% of the ordinary dividends qualified for the dividends received deduction available to corporations.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. Previously, the Fund filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which has now been rescinded. Both the Fund’s Form N-Q and Form N-PORT are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purpose and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distribution is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Changes to the Board of Directors

On March 8, 2021, the Board of Directors voted to set the number of directors on the Fund’s Board of Directors to ten. In addition, the Board of Directors elected Ms. Ramona Rogers-Windsor as a Director of the Fund.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Interested Directors[4]

Robert H. Steers 1953	Director, Chairman	Until Next Election of Directors	Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM or the Advisor) and its parent, Cohen & Steers, Inc. (CNS) since 2014. Prior to that, Co- Chairman and Co-Chief Executive Officer of the Advisor since 2003 and CNS since 2004. Prior to that, Chairman of the Advisor; Vice President of Cohen & Steers Securities, LLC.	21	Since 1991

Joseph M. Harvey 1963	Director	Until Next Election of Directors	President of the Advisor (since 2003) and President of CNS (since 2004). Chief Investment Officer of CSCM from 2003 to 2019. Prior to that, Senior Vice President and Director of Investment Research of CSCM.	21	Since 2014

(table continued on next page)

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Disinterested Directors

Michael G. Clark 1965	Director	Until Next Election of Directors	From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	21	Since 2011

George Grossman 1953	Director	Until Next Election of Directors	Attorney-at-law.	21	Since 1993

Dean A. Junkans 1959	Director	Until Next Election of Directors	CFA; Advisor to SigFig (a registered investment advisor) since July, 2018; Adjunct Professor and Executive–In–Residence, Bethel University since 2015; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; former Member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; Board Member and Investment Committee member, Bethel University Foundation since 2010; formerly Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.	21	Since 2015

(table continued on next page)

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Gerald J. Maginnis 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; Member, PICPA Board of Directors from 2012 to 2016; Member, Council of the American Institute of Certified Public Accountants (AICPA) from 2013 to 2017; Member, Board of Trustees of AICPA Foundation from 2015 to 2020; Board member and Audit Committee Chairman of inTEST Corporation since 2020.	21	Since 2015

Jane F. Magpiong 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Board Member, Crespi High School from 2014 to 2017; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA- CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	21	Since 2015

(table continued on next page)

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Daphne L. Richards 1966	Director	Until Next Election of Directors	Independent Director of Cartica Management, LLC since 2015; Investment Committee Member of the Berkshire Taconic Community Foundation since 2015 and Member of the Advisory Board of Northeast Dutchess Fund since 2016; President and CIO of Ledge Harbor Management since 2016; formerly, worked at Bessemer Trust Company from 1999 to 2014; prior thereto, held investment positions at Frank Russell Company from 1996 to 1999. Union Bank of Switzerland from 1993 to 1996; Credit Suisse from 1990 to 1993; and Hambros International Venture Capital Fund from 1988 to 1989.	21	Since 2017

Ramona Rogers-Windsor[5] 1960	Director	Until Next Election of Directors	Member, Thomas Jefferson University Board of Trustees since 2020; Managing Director, Public Investments Department, Northwestern Mutual Investment Management Company, LLC from 2012 to 2019; member, Milwaukee Film, LLC Board of Directors from 2016 to 2019.	21	Since 2021

(table continued on next page)

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

C. Edward Ward, Jr 1946	Director	Until Next Election of Directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York from 2004 to 2014. Formerly, Director of closed-end fund management for the NYSE where he worked from 1979 to 2004.	21	Since 2004

[1]	The address for each director is 280 Park Avenue, New York, NY 10017.
[2]	On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
[3]	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers fund complex.
[4]	“Interested person” as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).
[5]	Ms. Rogers-Windsor was elected as a Director of each of the Funds in the Cohen & Steers Fund Complex by each applicable Fund’s Board of Directors on March 8, 2021.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

The officers of the Fund (other than Messrs. Steers and Harvey, whose biographies are provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]

Adam M. Derechin 1964	President and Chief Executive Officer	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	Since 2005

James Giallanza 1966	Chief Financial Officer	Executive Vice President of CSCM since 2014 and Prior to that, Senior Vice President of CSCM since 2006.	Since 2006

Dana A. DeVivo 1981	Secretary and Chief Legal Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2013.	Since 2015

Albert Laskaj 1977	Treasurer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2015.	Since 2015

Stephen Murphy 1966	Chief Compliance Officer and Vice President	Senior Vice President of CSCM since 2019. Prior to that, Managing Director at Mirae Asset Securities (USA) Inc. since 2017. Prior to that, VP & Chief Compliance Officer of Weiss Multi-Strategy Adviser LLC since 2011.	Since 2019

William F. Scapell 1968	Vice President	Executive Vice President of CSCM since 2014, Prior to that, Senior Vice President of CSCM since 2003.	Since 2003

Elaine Zaharis-Nikas 1973	Vice President	Senior Vice President of CSCM since 2014. Prior to that, Vice President of CSCM since 2003.	Since 2015

[1]	The address of each officer is 280 Park Avenue, New York, NY 10017.
[2]

Officers serve one-year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

James Giallanza

Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Albert Laskaj

Treasurer

Stephen Murphy

Chief Compliance Officer and

Vice President

William F. Scapell

Vice President

Elaine Zaharis-Nikas

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

Nasdaq Symbol:	Class A—LPXAX
Class C—LPXCX
Class F—LPXFX
Class I—LPXIX
Class R—LPXRX
Class Z—LPXZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Low Duration Preferred and Income Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

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Cohen & Steers

Low Duration

Preferred and

Income Fund

Annual Report April 30, 2021

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

You may elect to receive all future reports in paper, free of charge, at any time. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (866) 227-0757 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

LPXAXAR

Item 2. Code of Ethics.

The registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer (the “Code of Ethics”). The Code of Ethics was in effect during the reporting period. To the extent the registrant has made any substantive amendments to the Code of Ethics during the reporting period, such amendments are described in this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period. A current copy of the Code of Ethics is available on the registrant’s website at https://www.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf. Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Gerald J. Maginnis qualifies as an audit committee financial expert based on his years of experience in the public accounting profession. The registrant’s board has determined that Michael G. Clark qualifies as an audit committee financial expert based on his years of experience in the public accounting profession and the investment management and financial services industry. Each of Messrs. Clark and Maginnis are members of the board’s audit committee, and each is independent as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years ended April 30, 2021 and April 30, 2020 for professional services rendered by the registrant’s principal accountant were as follows:

	2021	2020
Audit Fees	$43,690	$43,690
Audit-Related Fees	$0	$0
Tax Fees	$5,940	$5,940
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns.

(e)(1) The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2) No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended April 30, 2021 and April 30, 2020, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2021	2020
Registrant	$5,940	$5,940
Investment Advisor	$0	$0

(h) The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	July 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Financial Officer (Chief Financial Officer)

Date: July 7, 2021